SUNAMERICA FOCUSED SERIES, INC.
                       Focused Dividend Strategy Portfolio

              Supplement to the Prospectus dated February 28, 2005


         On September 26, 2005, at a meeting of the Board of Directors (the "Board"), the Board considered and approved changing the principal investment technique of the SunAmerica Focused Dividend Strategy Portfolio (the "Portfolio"). Previously, the Portfolio had been managed according to strict investment guidelines, under which portfolio composition was determined once a year with stock selection determined by the use of only two factors. Mid-year portfolio changes or rebalancing were not permitted. The changes approved by the Board provide for monthly rebalancing of the Portfolio, with stock selection based on a larger number of selection factors.

                                   *  *  *  *

         Under the section titled "What are the Funds' investment goals, strategies and techniques?" On page 2 of the Prospectus, the section titled "Principal Investment Technique" of the Portfolio is replaced in its entirety with the following:

                         "PRINCIPAL INVESTMENT TECHNIQUE

         Employs a modified "buy and hold" strategy with up to thirty high dividend yielding equity securities selected monthly from the Dow Jones Industrial Average and broader market. At least 80% of the Portfolio's net assets plus any borrowing for investment purposes will be invested in dividend yielding equity securities."

         Furthermore, the section entitled "Additional Information about the Focused Dividend Strategy Portfolio" on page 3 of the prospectus is replaced in its entirety with the following:

         "The Focused Dividend Strategy Portfolio will select up to thirty high dividend yielding common stocks; which will be evaluated and adjusted at the discretion of the portfolio manager on a monthly basis, with consideration of the following factors: 1) dividend yield, 2) quality as defined by high sales/earnings growth; 3) good valuation as defined by low price to book, price to earning, price to cash flow, and enterprise value to earnings before interest taxes depreciation and amortization (EBITDA); 4) good momentum as defined by relative strength, positive earnings surprise, positive return on equity, and 5) mispricing as defined by overselling/buying, assets unaccounted for by the market, extra merger and acquisition (M&A) value, probably of earnings disappointment, and money flow.

         The monthly consideration of the stocks that meet these criteria will take place within the first five business days of each month, on the basis of information as of the preceding month. Immediately after the Focused Dividend Strategy Portfolio buys and sells stocks, it will hold approximately an equal value of each of the thirty stocks. In other words, the Focused Dividend Strategy Portfolio will invest about 1/30 of its assets in each of the stocks that make up its portfolio. Thereafter, when an investor purchases shares of the Focused Dividend Strategy portfolio, the Adviser will invest additional funds in the pre-selected stocks based on each stock's respective percentage of the fund's assets at the time.

         The Focused Dividend Strategy Portfolio employs a strategy to hold stocks between its monthly rebalancing even if there are adverse developments concerning a particular stock, an industry, the economy or the stock market generally. Due to changes in the market value of the stocks held by the Focused Dividend Strategy Portfolio it is likely that the weighting of the stocks in its portfolio will fluctuate throughout the course of the month."

                                   *  *  *  *

         Under the section entitled "Principal Risks Specific to Certain Portfolios" on page 4 of the Prospectus, footnote (7) is replaced in its entirety with the following:

         "The Portfolio will only adjust the holdings of the Portfolio at a specific time occurring monthly. The Portfolio will not deviate from its strategy (except to the extent necessary to comply with federal tax laws). If the Portfolio is committed to a strategy that is unsuccessful the portfolio manager may not adjust the strategy until the beginning of the next month. Because the Portfolio will not use certain techniques available to other mutual funds to reduce stock market exposure, the Portfolio may be more susceptible to general market declines than other funds."

         On page 38 of the Prospectus, the section of the chart entitled "What are the Portfolio's principal investment techniques?" is replaced in its entirety with the following:

         "Employ a modified "buy and hold" strategy with up to thirty high dividend yielding equity securities selected monthly from the Dow Jones Industrial Average and the broader market."

         Under the heading "Risk Terminology" on page 41 of the Prospectus, the explanation of "Disciplined Strategy" is replaced in its entirety with the following:

         "DISCIPLINED STRATEGY: The Focused Dividend Strategy portfolio will not deviate from its passively managed strategy, which entails buying and holding up to thirty stocks selected through objective selection criteria (except as necessary to comply with federal tax laws applicable to the Portfolio). The Portfolio will not sell stocks in its portfolio and buy different stocks except during the first five business days of each month, even if there are adverse developments concerning a particular stock, company or industry. There can be no assurance that the strategy will be successful."

                                   *  *  *  *

         Effective immediately, in the section titled "Fund Management" on page 52 of the Prospectus all reference to Francis D. Gannon and Steven Neimeth should be deleted and replaced in its entirety with the following:

NAME, TITLE AND AFFILIATION OF
PORTFOLIO MANAGER                                          EXPERIENCE
-------------------------------------      ------------------------------------------
Paul Ma                                    Mr. Ma is a Portfolio Manager and Vice
Portfolio Manager and Vice President,      President at SunAmerica and is the head of
SunAmerica                                 quantitative research. Mr. Ma has over
                                           seven years of experience in the
                                           investment industry. Prior to joining
                                           SunAmerica, Mr. Ma was a Senior
                                           Quantitative Analyst at Putnam
                                           Investments. He was also the co-founder of
                                           LifeHarbor Investments. Mr. Ma received
                                           his Bachelor of Science, magna cum laude,
                                           from Harvard University and a Masters of
                                           Science from Massachusetts Institute of
                                           Technology. Mr. Ma is also a CFA charter
                                           holder.
-------------------------------------      ------------------------------------------

                                   *  *  *  *

         At the September 26, 2005 meeting, the Board also approved a change in the Portfolio's current benchmarks from the Russell 1000(R) Value Index and the Wilshire Large Cap Value Index to the S&P(R) 500 Index (the "S&P 500"). This change was approved in connection with the Portfolio's change in manager and principal investment technique, as discussed above.

         The S&P 500 is a representative sample focusing on the large-cap segment of 500 leading companies in leading industries of the U.S. economy. SunAmerica believes that the S&P 500, as a performance benchmark, represents a better approximation of performance for the investments that the Portfolio will hold, including securities outside the "value" category, than the Portfolio's current value benchmarks.

         At this same meeting, the Board also approved the addition of the Morningstar Large Blend Category in its peer group comparisons. The Morningstar Large Blend Category reflects a group of mutual funds that have portfolios with median market capitalizations, price/earnings ratios and price/book ratios similar to those of the Fund's new investment strategy.

         On page 14 of the Portfolio's prospectus, under the heading "Portfolio Highlights" the portion of the table which addresses Average Annual Returns for the Portfolio's benchmarks is replaced in its entirety with the following:


                                      AVERAGE ANNUAL RETURNS (AS OF AUGUST 31, 2005)

                             --------------------- --------------------- ---------------------
                             Past One Year         Past Five Years       Since Inception
---------------------------- --------------------- --------------------- ---------------------
S&P 500(R)(1)                12.55%                - 2.71%               2.79%(6)
---------------------------- --------------------- --------------------- ---------------------
Russell 1000 Value(2)        16.86%                5.66%                 5.62%(6)
---------------------------- --------------------- --------------------- ---------------------
Wilshire Large Value
Index(3)                     16.61%                3.69%                 4.38%(7)
---------------------------- --------------------- --------------------- ---------------------
Morningstar Large Blend
Category(4)                  13.61%                11.31%                3.15%(7)
---------------------------- --------------------- --------------------- ---------------------
Morningstar Large Value
Category(5)                  14.28%                12.79%                4.71%(7)
---------------------------- --------------------- --------------------- ---------------------


     1. The Standard & Poor's 500(R) Composite Stock Price Index (S&P 500(R)) is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.

     2. The Russell 1000(R) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth value.

     3.    The Wilshire Large Cap Value Index measures large-cap stocks that exhibit value characteristics. This is a market cap weighted index including a selection of securities from the Wilshire Large Cap 750 Index that meet Wilshire's criteria for value.

     4. Developed by Morningstar, the Morningstar Large Value Category reflects a group of mutual funds that have portfolios with large-cap stocks with relatively low prices given anticipated per-share earnings, book value, cash flow, sales and dividends.

     5. Developed by Morningstar, the Morningstar Large Blend Category currently reflects a group of mutual funds that have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Portfolio.

     6.    As of June 8, 1998. 7. As of May 31, 1998.


RE: October 28, 2005